
IEC
electronics

Military • Aerospace • Industrial • Communications • Medical

Welcome

2009 Annual Meeting

February 3, 2010

Agenda

- Review 2009
- Financial Results
- Sales and Marketing Activities
- Future Outlook

Forward Looking Statement:

Material presented at this meeting includes forward-looking statements about IEC Electronics Corp. These statements are subject to risks and uncertainties, including market conditions and the other factors discussed in the Company's filings with the SEC.

Opening Remarks

- 2009 Summary:
  - Sales increased > 30%
  - Operating Income more than doubled
  - Net Income before tax almost tripled
  - Added 6 customers in our target markets
    - Numerous new projects for existing customers
  - Integrated our Val-U-Tech acquisition [IEC Electronics Wire and Cable]
  - Listed on the NYSE Amex in June
  - #29 on Forbes "200 Best Small Companies in America"
  - **Started 2010 with a bang – GTC acquisition**

IEC electronics
Absolutely, Positively, Perfect and On-Time

Continuing the Next Phase of Our Growth

- Second strategic acquisition
  - General Technology [December 16th]
    - Strong cash flow enabled us to use debt financing

- Provides a host of new opportunities
  - Brings IEC into a unique niche in the contract manufacturing environment
  - Satisfies the emerging needs of some of our customers; we were previously not able to support legacy work
  - New industry leading customers

IEC electronics
Absolutely, Positively, Perfect and On-Time℠

Continued Investment

- We are committed to "investing in our future"
  - Discussed during the two previous shareholder meetings
- Invested $1.8 million in '09, expect to invest $1.4 in '10, and probably the same going forward
  - Results
    - Improved productivity, faster cycle time
    - Less rework
    - Less energy consumption
    - Supports "perfect quality"

Contributing to our substantial improvement in margins

- Our Managers -The difference between "good and great"
  - Added some excellent managers

IEC electronics
Absolutely, Positively, Perfect and On-Time℠

The '09 Economy and Our Customers

- Grew despite a deep recession

- Well managed customers
  - Diverse group of industries
  - Beneficiary of rationalization
  - Military and Medical sectors continue to grow and remain strong

IEC electronics
Absolutely, Positively, Perfect and On-Time

Well managed customers

ViaSat

BAE SYSTEMS

TELEPHONICS® A Griffon Company

Rockwell Collins

GOODRICH

HARRIS

COMTECH

LOCKHEED MARTIN
We never forget who we're working for™

QinetiQ North America

Foster-Miller

ASML

GE

L3 communications

DRS TECHNOLOGIES

CUBIC DEFENSE APPLICATIONS

ZOLL. Advancing Resuscitation. Today.®

ITT

IEC electronics
Absolutely, Positively, Perfect and On-Time™

The '09 Economy and Our Customers

- Grew despite a deep recession
- Well managed customers
  - Diverse group of industries
  - Beneficiary of rationalization
  - Military and Medical sectors continue to grow and remain strong
- Some customers were negatively impacted
  - Cut their orders - not likely to improve through '10
  - Not impervious to being "blindsided"
    - Paying attention to the details

IEC electronics
Absolutely, Positively, Perfect and On-Time

Introductions and Shareholder Vote

- Board of Directors
- Management Team
- Auditors and Lawyers
- Shareholder Vote

2009 Year in Review

- Mike Schlehr, Chief Financial Officer

IEC electronics
Absolutely, Positively, Perfect and On-Time

Financial Results - Comparative P&L

	2007	2008	2009
Total Revenue	**40,914**	**51,092**	**67,811**
Cost of Revenue	37,037	44,875	56,985
Gross Profit	3,877	6,217	10,826
Operating Expenses:			
Selling and Administrative	2,892	3,825	6,007
Operating Income	**985**	**2,392**	**4,819**
Total Other Income (Expense) Net	(42)	(306)	287
Earnings Before Interest and Taxes	943	2,086	5,106
Interest Expense	440	452	389
Income Before Tax	503	1,634	4,718
Income Tax Expense (Benefit)	(372)	(8,843)	(238)
Net Income	**875**	**10,477**	**4,956**

IEC electronics
Absolutely, Positively, Perfect and On-Time

Financial Results Comparative Balance Sheets

	30-Sep-09	30-Sep-08	Change
Accounts Receivable	10,354	10,345	(9)
Inventory	6,491	6,230	(261)
Deferred Income Taxes	15,076	16,635	1,559
Fixed Assets	2,391	853	(1,538)
Other Assets	157	121	(36)
Total Assets	**34,469**	**34,184**	**(285)**
Short Term Borrowings	1,147	1,098	49
Accounts Payable	4,183	6,125	(1,942)
Other Current Liabilities	2,285	2,075	210
Total Current Liabilities	7,615	9,298	(1,683)
Long Term Debt	6,600	8,910	(2,310)
Total Liabilities	**14,215**	**18,208**	**(3,993)**
Shareholder's Equity	20,254	15,976	4,278
Total Liabilities and Equity	**34,469**	**34,184**	**285**

Fiscal 2009 Performance Overview

(Dollars in Thousands)

	2009	2008	
Order Backlog	$41,400	$43,900	▪ 6 new customers, robust organic growth
Sales	$67,811	$51,092	▪ 33% growth in shipments
Operating Income	$4,819	$2,392	▪ Flow-thru on incremental sales
Op Inc % of sales	7.1 %	4.7 %	
Employees	368	350	▪ Necessitated by Organic Growth

- **Increased sales and significant improvement in profitability**

IEC electronics
Absolutely, Positively, Perfect and On-Time℠

Annual Sales Trend

- History of strong year over year growth
- Sales growth of 33% 2008 to 2009

(Dollars in Thousands)



$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
19,066
22,620
40,914
51,092
67,811
25%
33%
2005
2006
2007
2008
2009

IEC electronics
Absolutely, Positively, Perfect and On-Time

Annual Operating Income Trend



Operating Income
Op Income %
(Dollars in Thousands)
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
1.8%
2.6%
2.4%
4.7%
7.1%
347
598
985
2,392
4,819
2005
2006
2007
2008
2009

- Significant improvement in the Quality of Earnings
- 'Flow through' earnings on incremental sales has increased

IEC electronics
Absolutely, Positively, Perfect and On-Time

The Growth of IEC

- Jeff Schlarbaum, Executive Vice President, and President of the Contract Manufacturing Operation

IEC electronics
Absolutely, Positively, Perfect and On-Time

Sales & Marketing Review

- Albuquerque Acquisition
- Revenue By Markets Sectors
- Market Sector Development
- FY 2010 Outlook

IEC electronics
Absolutely, Positively, Perfect and On-Time℠

Albuquerque Acquisition

"Organizational Synergies"



IEC
• Small business classification
• Advanced System Assembly
• Component traceability
• Lead free mfg.
• Assembly Expertise For Legacy Technologies
• West Coast Mfg.
• Cable Assembly
GTC
• Commercial experience w/DoD primes
• Obsolescence & Life Cycle Mgmt.
• Advanced Electronic Assembly
• East Coast Mfg.
• On-line Web Tools
• Cable Assembly

Does 1 + 1 = 3? "Absolutely"

- **Creates National Presence**
- **1st Class Customers Base, No Overlap**
- **Accelerates Commercial Traction with DoD Primes**
- **Complements Existing Advanced Technology With Legacy Product Expertise**



• Small Business Classification
• Advanced System Assembly
• Component Traceability
• Lead-free Mfg.
• Assembly Expertise For Legacy Technologies
• West Coast Mfg.
• Cable Assembly
• Advanced Electronic Assembly
• East Coast Mfg
• On-line Web Tools
• Commercial Experience w/DoD Primes
• Obsolescence Management

Enhanced Value Proposition



Albuquerque, NM
➢ Circuit Card Assembly
➢ Mixed Technology/PTH
➢ Box Build
➢ Obsolescence Mgmt.
Newark, NY
➢ Circuit Card Assembly
➢ Advanced SMT
➢ Box Build/Direct Ship
➢ Dedicated Prototype
Victor, NY
➢ Cables
➢ Wire Harnessing
➢ Over-molding
➢ Mechanical Assy.

"Absolutely, Positively Perfect and On-Time"

Forbes 200 2009 #29

SBA

AS 9100

ISO 9001

ISO 13485

ITAR

UL

IPC

Revenue by Market Sector (excluding GTC)

FY 2008


30%
Industrial
9%
Medical & Other
11%
Communications
Aerospace
11%
Military
39%

FY 2009


24%
Industrial
13%
Medical & Other
7%
Communications
Aerospace
12%
Military
43%

IEC electronics
Absolutely, Positively, Perfect and On-Time

Market Sector Review

Military & Defense


IEC
electronics
Command & Control Communication Systems


Military


Mobile Satellite Communications
IEC

- 45% Y/Y sector sales growth
- Added 3 new customers


Annual Revenue
Revenue ($000's)
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
FY2005
FY2006
FY2007
FY2008
FY2009

Market Sector Review

Industrial


Railway Signaling Modules
IEC
electronics


Industrial


IEC
Remote Inspection Equipment

- **7% Y/Y sector sales growth**
- **Add 1 new customer**


Annual Revenue
Revenue ($000's)
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
FY2005
FY2006
FY2007
FY2008
FY2009

Market Sector Review

Aerospace


Exterior Aircraft Lighting
IEC
electronics
A full service EMS provider


Aerospace


Secure Communication Systems
A full service EMS provider
IEC
electronics

- **44% Y/Y sector sales growth**


Annual Revenue
Revenue ($000's)
$10,000
$8,000
$6,000
$4,000
$2,000
$0
FY2007
FY2008
FY2009

Market Sector Review

Medical & Other


IEC
electronics
A full service EMS provider
Injection Systems for Diagnostic Imaging


Medical & Other


Medical Diagnostic
Equipment
IEC
A full service EMS provider
76
99

- 59% Y/Y sector sales growth
- Added 1 new customer


Annual Revenue
Revenue ($000's)
$10,000
$8,000
$6,000
$4,000
$2,000
$0
FY2007
FY2008
FY2009

Historical Revenue Trend Including 2010 Outlook



Annual Revenue
Revenue ($000's)
$100,000
$80,000
$60,000
$40,000
$20,000
$0
45.3% CAGR
Projected *
FY2006
FY2007
FY2008
FY2009
FY2010

- FY 06 thru FY 09 = 45.3% CAGR
- Y/Y Growth = 42%

***FY2010 includes GTC**

Why are we optimistic about 2010?

Looking Ahead

- IEC Electronics Wire and Cable
  - Expect to have a good year
    - Cross-selling success
  - Contributing to our organic growth

- Anticipate continued growth from our diversified customer base
  - Scalable and repetitive

- Fully expect the GTC acquisition to be accretive – 'Q2
  - Making our NOL work for us - $39 million remains

IEC electronics
Absolutely, Positively, Perfect and On-Time

How Big Can the Company Become?

- Many, many times larger than it is today
  - Markets are expanding
  - Customers are growing
  - Rationalization of suppliers
  - Competitors make mistakes
- Our unique technical capabilities make us attractive to a specific set of customers
  - Customers with high reliability needs
  - That is not all companies
- Execution and consistent support of our customers is key to our success
  - Nothing is without risk

Conclusion

- Executing our strategy
  - Strengthen our operating margins
  - Drive Y/Y organic growth
  - Diversify our market sectors
  - Continue to review acquisition opportunities
  - Continue to invest in customers, people and equipment
- Recapping past growth goals
  - Two years ago - set the goal - a $100 million company and we laid the groundwork - **we are there**

IEC electronics
Absolutely, Positively, Perfect and On-Time

Last year…We See No Reason to Change!



Market Focus
Unique Capability
Goal: $150 million company in 2012
Uncompromising Performance

Creating a more valuable company for our Customers, Employees and Shareholders; Higher sales, higher margins, and solid cash flow

IEC Electronics Corp.
2009 Annual Meeting
February 3, 2010

Questions

"Absolutely, Positively Perfect and On-Time(SM)"

IEC electronics
Absolutely, Positively, Perfect and On-Time(SM)